Exhibit 99.2

OAKTREE OCSL Specialty Lending Corporation Investor Presentation

OAKTREE OCSL Specialty Lending Corporation Forward Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), which reflect the current views of the Oaktree Specialty Lending Corporation with respect to, among other things, its future results of operations, dividend projections, financial performance, business prospects, the prospects of its portfolio companies, and its expected financings and investments. In some cases, you can identify forward-looking statements by words such as “anticipate,” “approximately,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “outlook,” “plan,” “potential,” “predict,” “seek,” “should,” “will” and “would” or the negative version of these words or other comparable or similar words. These statements identify prospective information. Important factors could cause actual results to differ, possibly materially, from those indicated in these statements. Forward-looking statements are based on the Company’s beliefs, assumptions and expectations of its future performance, taking into account all information currently available to the Company. Such forward-looking statements are subject to risks and uncertainties and assumptions relating to the Company’s operations, financial results, financial condition, business prospects and liquidity, including, but not limited to, changes in the Company’s anticipated revenue and income; changes in the value of the Company’s investments and net assets; the ability of the Company’s portfolio companies to achieve their objectives; changes in the Company’s operating or other expenses; the degree to which the Company encounters competition; future changes in laws or regulations; and general political, economic and market conditions. The factors listed in the item captioned “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended September 30, 2016, filed with the Securities and Exchange Commission (the “SEC”) on November 29, 2016, which is accessible on the SEC’s website at www.sec.gov, provide examples of risks, uncertainties and events that may cause the Company’s actual results to differ materially from the expectations described in its forward-looking statements. Forward-looking statements speak only as of the date of this presentation. Except as required by law, the Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. Unless otherwise indicated, data provided herein is dated as of June 30, 2017. 1

OAKTREE
OCSL | Specialty Lending Corporation

Oaktree Capital Management

- Founded in 1995, Oaktree is a leading global investment management firm focused on credit investing
  - Applies a contrarian, value-oriented and risk-controlled investment strategy across a variety of asset classes
  - Assets under management of $99.3 billion as of June 30, 2017
- Manages assets for a wide variety of clients including many of the most significant investors in the world
  - 75 of the 100 largest U.S. pension plans
  - The main pension fund of 38 states in the United States
  - Over 400 corporations
  - Over 350 university, charitable and other endowments and foundations
  - Over 350 non-U.S. institutional investors and 16 sovereign wealth funds

Investment Areas[1]

Assets Under Management ($ in billions)[2]


Corporate Debt $40.6
Distressed Debt $25.8
Control Investing $14.6
Real Estate $8.6
Convertible Securities $5.4
Listed Equities $4.2

Historical Assets Under Management

($ in billions)


$120
100
80
60
40
20
0
$36
$53
$50
$73
$83
$75
$77
$84
$91
$97
$101
$99
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
6/30/17

As of June 30, 2017
[1] *Includes offices of affiliates of Oaktree-managed funds. Oaktree headquarters is based in Los Angeles.*
[2] *Assets under management presented above exclude $75 million of assets in the Japan Opportunities strategy.*

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OAKTREE OCSL Specialty Lending Corporation The Oaktree Advantage Scale    • Premier credit manager and leader among alternative investment managers for more than 20 years • $99.3 billion in assets under management; 70% in credit strategies    • A team of more than 250 highly experienced investment professionals with significant origination, structuring and underwriting expertise    Relationships • Trusted partner to financial sponsors and management teams based on long-term commitment and focus on lending across economic cycles • Strong market presence and established relationships with many sources of investment opportunities – private equity sponsors, capital raising advisers and borrowers    • Access to proprietary deal flow and first look at investment opportunities    Track Record    • Disciplined portfolio management approach demonstrated across market cycles    • Long history of private credit investing • $10 billion invested in over 200 directly originated loans since 2005 Flexibility    • Expertise to structure comprehensive, flexible and creative credit solutions for companies of all sizes across numerous industry sectors    • Capacity to invest in large deals and to sole underwrite transactions 3

OAKTREE OCSL Specialty Lending Corporation Corporate Highlights • Provide customized, one-stop credit solutions to companies with limited access to public or syndicated capital markets • Leverage the extensive firm-wide resources and expertise of Oaktree for originations, due diligence, and credit selection • Provide complete and flexible capital solutions – first lien and second lien loans, unsecured and mezzanine loans, and preferred equity – Companies across a variety of industries that possess resilient business models with strong underlying fundamentals – Medium to larger middle-market companies, including those with unique needs or specific business challenges – Businesses with significant asset or enterprise value and seasoned management teams • Opportunistically take advantage of dislocations in financing markets and situations that may benefit from Oaktree’s deep credit and structuring expertise • Structure a portfolio with an appropriate number of high conviction investments positioned to generate attractive risk-adjusted returns across market cycles Highlights As of June 30, 2017 $1.8 billion in total investments Portfolio 133 companies Total Assets $2.0 billion 50% First Lien Asset Type 24% Second Lien 26% Unsecured and Other Nasdaq OCSL 4

OAKTREE OCSL Specialty Lending Corporation Management Team    Edgar Lee, Chief Executive Officer & Chief Investment Officer • Managing Director and Portfolio Manager of Oaktree’s Strategic Credit Strategy    • 10 year career with Oaktree; Founder of the Strategic Credit Strategy which has grown from $250 million to $3 billion in AUM in five years • Extensive experience investing across asset classes and market cycles; established relationships with investment teams across    Oaktree’s platform Matt Pendo, Chief Operating Officer • Managing Director, Head of Oaktree’s Corporate Development and Capital Markets    • Joined Oaktree in 2015 • CIO of TARP (Troubled Asset Relief Program) of the U.S. Department of the Treasury • 30 years of investment banking experience at leading Wall Street firms Mel Carlisle, Chief Financial Officer • Managing Director, Head of Oaktree’s Distressed Debt and Strategic Credit Fund Accounting Groups • 20 year career with Oaktree    • Prior experience includes public accounting at PwC, and fund accounting at TCW Group, Inc. Kim Larin, Chief Compliance Officer • Managing Director, Head of Oaktree’s Investment Compliance and Code of Ethics • 15 year career with Oaktree • Chief Compliance Officer of the Oaktree Mutual Funds    Strategic Credit team of 12 tenured investment professionals supported by    Oaktree’s 10 dedicated valuation experts 5

OAKTREE OCSL Specialty Lending Corporation Oaktree’s Investment Philosophy Oaktree’s Underwriting Criteria and Investment Process Have Been Demonstrated Across Market Cycles    Primacy of Risk Control Avoid Losers & Winners Take Care of Themselves Market Inefficiency Benefits Of Specialization Emphasis On Consistency Selectivity    Control primarily for risk, rather than return May underperform in the most bullish markets, but prudence across investing environments and limiting losses has been foremost in our investment approach over time and throughout cycles Avoidance of investments that could impair capital over long term Opportunistic generation of meaningfully higher return potential in certain environments The private credit market is a relatively less efficient, less well trafficked market, providing opportunities for incremental return relative to risk Willingness to invest and lend during times of market stress, when others are retreating Expertise in creative, efficient structuring and institutional knowledge of bankruptcies and restructurings enables a focus on risk control that competitors lack An emphasis on consistency is a core tenet of Oaktree’s investment philosophy and approach We allow the market to dictate opportunities; we need not rely on macro forecasts Oaktree’s platform provides an extensive reach across credit markets providing access to deal flow and the ability to be highly selective    Emphasis on fundamental credit analysis, consistency and downside protection are key tenets of Oaktree’s investment philosophy, all of which are strongly aligned with the interests of Oaktree Specialty Lending shareholders 6

OAKTREE OCSL Specialty Lending Corporation Oaktree’s Approach to Direct Lending    Emphasis on Proprietary Deals Focus on High-quality Companies and Extensive Diligence Disciplined Portfolio Management Employ Innovative Loan Structures to Manage Risk    • Focus on proprietary investment opportunities as well as partnering with other lenders • Leverage the networks and relationships of Oaktree’s over 250 investment professionals • Build on strong established relationships with financial sponsors and corporate clients to originate proprietary transactions    • Focus on companies with resilient business models, strong underlying fundamentals, significant asset or enterprise value and seasoned management teams • Leverage deep credit and deal structuring expertise to lend to companies that have unique needs, complex business models or specific business challenges    • Maintain discipline around fundamental credit analysis with a focus on downside protection • Conduct extensive diligence on underlying collateral value whether cash flows, hard assets or intellectual property • Diversification across industry sectors • Monitor the portfolio on an ongoing basis to manage risk and take preemptive action to resolve potential problems • Leverage Oaktree’s significant expertise in identifying structural risks and developing creative solutions in an effort to enhance downside protection • Rigorous diligence process and focus on downside protection result in a highly selective credit review process 7

OAKTREE OCSL Specialty Lending Corporation Oaktree’s Extensive Origination Capabilities Extensive, Global Credit Platform to Source Deal Flow • Strong market presence and established relationships with financial sponsors, management teams and capital raising advisers • Emphasis on proprietary deals: Frequent first look opportunities, well positioned for difficult and complex transactions • Established reputation as a “go-to” source for borrowers, large and small, due to longstanding track record in direct lending; $10 billion invested in over 200 directly originated loans since 2005 Ability to Address a Wide Range of Borrower Needs • Capability to invest across the capital structure    • Certainty to borrowers by seeking to provide fully underwritten finance commitments • Capacity to fund large loans • Expertise in performing credit, as well as restructuring and turnaround situations Extensive origination capabilities leads to greater ability to source quality investments 8

OAKTREE OCSL Specialty Lending Corporation Oaktree’s Rigorous Diligence Process Company Analysis • Actively engage and assess company management teams • Identify and understand key business and demand drivers    • Evaluate core risks within businesses and industries • “Think like an owner” regarding cash flow Downside-focus • Consider impact on business and cash flows under downside case scenarios • Focus on potential secular and business model risks    • Develop exit strategy in the event of downside case • Consider appropriate risk mitigants (structure, covenants, etc.)    Financial Analysis • Analyze consistency, stability, and reliability of cash flows • Evaluate quality of earnings and conversion of EBITDA to cash • Review historical performance through cycles and potential impact of downturn in end markets • Compare key metrics to competitors Value • Consider risk/reward relative to others in the industry and the market • Focus on competitors’ cost of capital and alternative investment options • Question overall industry valuation compared to risk profile in evaluating investment potential of the space    • Consider value of liquidity and the appropriate “illiquidity premium”    9

OAKTREE OCSL Specialty Lending Corporation    Oaktree’s Credit Investment Process    Source • Leverage Oaktree’s global platform: – Team of 250+ highly- experienced investment professionals – Strong market presence and established relationships with financial sponsors, management teams and capital raising advisers    Screen Investment Using    Criteria • Viability of long-term business model • Capital structure characteristics • Level of assets or enterprise value coverage • Forecasted operating performance and liquidity profile • Ability to enforce creditor rights • Quality of management team and equity ownership    Research • Diligence opportunities utilizing internal and external resources • Oaktree investment teams in the U.S. and abroad • 3rd party experts and analysis • Network of industry management teams • Perform what-if analysis on a range of potential credit events for each credit    Evaluate • Assess each credit via robust, collaborative decision-making process • Apply disciplined investment criteria • Evaluate risk/reward with significant focus on downside risk • Size investments at portfolio level across a variety of characteristics    Monitor • Monitor individual credits and portfolio positioning • Execute buy/sell/hold decisions when: – Credit event occurs – Security becomes overvalued – Opportunities with more attractive risk/reward profiles are identified 10

OAKTREE OCSL Specialty Lending Corporation Middle-Market Represents Significant Opportunity for Direct Lending    • Nearly 200,000 middle-market businesses in the U.S. – Companies with annual revenues of $50 million to $1 billion or EBITDA of $10 million to $50 million – Represent one-third of private sector GDP and account for nearly 48 million jobs1 • Over the past five years, middle-market lending has averaged $170 billion annually2; loans typically used to finance leveraged buyouts, recapitalizations, capital expenditures and acquisitions • Increasingly dominated by non-traditional lenders due to secular shift of banks out of the market; banks account for just 10% of middle-market loans today3 • Demand has attracted increased capital flows and competition; yet market opportunity remains robust and growing    • Large opportunity attracted many new market participants without Oaktree’s experience in direct lending and investing across credit cycles 1 National Center for the Middle Market – Q2’17 Middle Market Indicator. 2 Thomson Reuters – Q3’17 Middle Market Lender Outlook 3 S&P LCD Leveraged Lending Review – Q2’17    11

OAKTREE OCSL Specialty Lending Corporation Portfolio Summary As of June 30, 2017 $1.8B Portfolio invested in 133 companies 10.3%    Weighted average yield on debt investments 79.5%    Of the debt portfolio consists of floating-rate loans    Portfolio Composition (As % of total portfolio, at fair value) First Lien 8% 10% Second Lien 8% 50% Junior/Unsecured Equity 24% Senior Loan Fund JV Top 10 Industries (As % of total portfolio, at fair value)    Internet software & services 15.1% Healthcare services 10.5% Multi-sector holdings 9.5% Advertising 4.8% Healthcare equipment 4.5% Pharmaceuticals 4.3% Data processing & outsourced… 4.2% Construction & engineering 3.7% Research & consulting services 3.6% Industrial machinery 3.4% 12

OAKTREE OCSL Specialty Lending Corporation Portfolio Repositioning Strategy Near-term Priorities – Reposition The Portfolio • Protect principal and minimize credit losses • Manage the portfolio down to smaller number of high conviction investments • Restructure certain loans and exit positions when fair value can be obtained • As loans mature or are refinanced, rotate into loans that are better aligned with our overall approach to credit investing Long-term Objectives – Generate Competitive ROE and Sustainable, Consistent Dividends • Opportunistically invest across the capital structure – first and second lien, junior unsecured, mezzanine or preferred equity, as well as structured finance or other non-traditional structures • Seek to take advantage of dislocations in financing markets and situations that may benefit from our restructuring expertise • Generate capital appreciation and income via secondary investments at discounts to par in either private or syndicated transactions Goal is to create a portfolio with fewer, high conviction investments in companies that are aligned with our approach and have the potential to generate attractive returns across market cycles 13

OAKTREE
OCSL | Specialty Lending Corporation

Sources of Funding As of June 30, 2017

Funding Source	Capacity	Interest Rate	Maturity
Syndicated Credit Facility led by ING	$710 million[1]	LIBOR+225 bps	August 2018
Sumitomo Mitsui Bank Credit Facility	$125 million	LIBOR+200 bps	August 2018
SBA debentures	$148 million[2]	3.02% weighted average	February 2020
Unsecured Notes (Three separate issues)	$411 million	4.875% - 6.125%	March 2019 – April 2028

Improved credit quality and portfolio performance in combination with Oaktree's sponsorship and lender relationships should reduce cost of capital over time

(1) The ING facility capacity has been reduced to $525 million.
(2) The SBA debentures were paid off subsequent to June 30, 2017.

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OAKTREE OCSL Specialty Lending Corporation Aligned with Investment Strategy and Shareholder Interests Fee Structure • 1.5% base management fee on total gross assets (excluding cash and cash equivalents) • Incentive fee: – 6% hurdle rate    – 17.5% of ordinary income    – 17.5% on capital gains – No accumulation or payment of incentive fee on capital gains until fiscal year 2019 – Aggregate fees that exceed what would have been paid under prior investment advisory agreement will be waived for two years Dividend Philosophy    • Based on portfolio performance, with the long-term goal of sustainability and consistency across economic cycles Advisory fee structure and dividend policy aligned with shareholders 15

OAKTREE OCSL Specialty Lending Corporation Board of Directors John Frank Chairman of the Board • Vice Chairman of Oaktree Capital Group • Joined Oaktree in 2001 as General Counsel • Managing Principal at Oaktree from 2006 -2014 Craig Jacobson Independent Director • Founding partner of Los Angeles based law firm Hansen, Jacobson, Teller, Hoberman, Newman, Warren, Richman, Rush & Kaller    • Board member for Tribune Entertainment, Expedia, and Charter Communications    Marc Gamsin Lead Independent Director • Head of AllianceBernstein’s Alternative Investment Management Group since 2010 • Board of Directors of Bet Tzedek, Board of Trustees of the Skirball Cultural Center, Investment Committee of the                J. Paul Getty Trust and the Investment Committee of the Broad Foundations Richard Ruben Independent Director • CEO of Ruben Companies, a developer and owner of office and residential properties in New York, Boston and Washington D.C. • Board member of Overseers of Weill Cornell Medicine    Richard Dutkiewicz Independent Director • Former CFO of Einstein Noah Restaurant Group • Former director of MotorSport Country Club Holdings, Inc., a technology company serving the automotive industry Bruce Zimmerman Independent Director • Former CEO and CIO of University of Texas Investment Management Company (“UTIMCO”), the second largest investor of discretionary university assets worldwide • Vice Chairman of the Board of Trustees for the CommonFund, a nonprofit asset management firm, and serves on the Investment Committee for the Houston Endowment    Majority independent directors 16

OAKTREE OCSL Specialty Lending Corporation Investment Highlights Specialty finance company dedicated to customized, one-stop credit solutions for companies with limited access to public or syndicated capital markets Managed by Oaktree Capital, a premier credit manager and leading global alternative investment manager with a 22 year track record of alternative credit investing    Extensive credit platform with significant origination capabilities and due diligence resources Disciplined and long-term focused approach to investing demonstrated across market cycles; deep expertise in restructuring and turnaround situations Focused on high conviction investments that will position the portfolio for performance across economic cycles    Strong shareholder alignment and corporate governance

OAKTREE OCSL Specialty Lending Corporation Appendix

OAKTREE
OCSL | Specialty Lending Corporation

Historical Financial Highlights

($ in thousands, except per share data)

	Q3'17	Q2'17	Q1'17	Q4'16	Q3'16
Operating Results	**Jun-17**	**Mar-17**	**Dec-16**	**Sep-16**	**Jun-16**
Net investment income	$19,390	$18,504	$23,294	$25,695	$29,106
Net realized appreciation (depreciation) on investments	(25,447)	(9,703)	(97,536)	(29,128)	(34,324)
Net increase/decrease in net assets resulting from	**$(6,057)**	**$8,801**	**$(74,242)**	**$(3,433)**	**$(5,218)**
Net investment income per common share	$0.14	$0.13	$0.16	$0.18	$0.20
Net realized and unrealized appreciation (depreciation) per share	(0.18)	(0.07)	(0.68)	(0.20)	(0.24)
Earnings (loss) per share – basic	**$(0.04)**	**$0.06**	**$(0.52)**	**$(0.02)**	**$(0.04)**
Earnings (loss) per share – diluted	(0.04)	0.06	(0.52)	(0.02)	(0.04)
Distributions per common share	0.02	0.14	0.18	0.18	0.18
Select Balance Sheet and Other Data					
Investment Portfolio (at fair value)	$1,790,538	$1,788,686	$1,951,742	$2,165,491	$2,247,455
Total Debt Outstanding	910,734	887,578	1,070,599	1,158,581	1,222,365
Total Net Assets	1,010,750	1,019,626	1,030,272	1,142,288	1,184,376
Net Asset Value per share	$7.17	$7.23	$7.31	$7.97	$8.15
Regulatory Leverage[1]	0.76x	0.73x	0.84x	0.83x	0.84x
Total Leverage (incl. SBA debt)	0.90x	0.87x	1.04x	1.01x	1.03x
Shares Outstanding (in thousands)	140,961	140,961	140,961	143,259	145,304
Number of Portfolio Companies, at period end	133	113	123	129	133
Weighted Average Yields, at period end					
Debt Investments Total[2]	10.3%	10.4%	10.3%	10.4%	10.6%
Cash Component	9.1%	9.1%	9.1%	9.6%	9.9%

[1] *Regulatory leverage ratio, excluding the debentures issued by our small business investment company ("SBIC") subsidiaries.*
[2] *Including our share of the return on SLF JV I debt investments.*
Note: Historical results contained herein occurred during prior investment management contract period with Fifth Street Management LLC.

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OAKTREE OCSL Specialty Lending Corporation Historical Portfolio Metrics ($ in thousands)         As of and for Three Months Ended June 30, 2017 March 31, 2017 December 31, 2016 September 30, 2016 June 30, 2016 Investments at Fair Value $1,790,540 $1,788,690 $1,951,740 $2,165,490 $2,247,460 Number of Portfolio Companies 133 133 123 129 133 Average Portfolio Company Debt Investment Size $16,000 $19,400 $19,000 $19,700 $19,100 Asset Class: Senior Secured Debt 74.1% 74.6% 77.6% 78.0% 78.8% Subordinated Debt 8.2% 7.4% 6.7% 7.2% 6.9% Equity 8.3% 8.6% 7.3% 7.1% 6.8% Senior Loan Fund JV 7.9% 7.9% 7.2% 6.6% 6.4% Limited Partnership interests 1.5% 1.5% 1.3% 1.0% 1.1% Interest Rate Type: % Floating-Rate 79.5% 78.9% 81.0% 80.9% 81.8% % Fixed-Rate 20.5% 21.1% 19.0% 19.1% 18.2% Yields at Fair Value unless otherwise noted: Weighted Average Total Yield of Debt and Income Producing Securities at Amortized Cost 10.3% 10.4% 10.3% 10.4% 10.6% Weighted Average Cash Component of Interest Rate of Debt and Income Producing Securities 9.1% 9.1% 9.1% 9.6% 9.9% Investment Activity at Par: New Investment Commitments $188,100 $112,700 $118,300 $123,000 $276,600 New Funded Investment Activity $192,300 $103,900 $104,200 $102,000 $269,100 New Investment Commitments at Par: Number of New Investment Commitments in New and Existing Portfolio Companies 28 7 8 10 16 Average New Investment Commitment $6,718 $16,100 $14,788 $12,300 $17,288 Note: Historical results contained herein occurred during prior investment management contract period with Fifth Street Management LLC. 20

OAKTREE OCSL Specialty Lending Corporation Credit Quality     ($ in thousands)     Non-Accrual – Debt Investments Q2 2017 Q1 2017 Q4 2016 Q3, 2016 Non-Accrual Investments at Amortized Cost $190,482 $190,141 $358,003 $214,816 Non-Accrual Investments/Total Investments at Amortized Cost 11.3% 11.3% 18.2% 10.2% Non-Accrual Investments at Fair Value $89,275 $85,725 $129,568 $120,584 Non-Accrual Investments/Total Investments at Fair Value 5.6% 5.4% 7.3% 6.1%    Note: Historical results contained herein occurred during prior investment management contract period with Fifth Street Management LLC. 21

OAKTREE OCSL Specialty Lending Corporation Investment Objectives – OCSL vs. OCSI    OAKTREE Specialty Lending Corporation (Nasdaq: OCSL)    A vehicle with more flexibility to invest across the capital structure, may seek to take advantage of credit-specific and market dislocations • Lender to companies with limited access to public or syndicated capital markets, including stressed or challenged businesses • Opportunistically invest across the capital structure – first and second lien, junior unsecured, mezzanine or preferred equity, as well as structured finance or other non-traditional structures • Seek to opportunistically take advantage of dislocations in financing markets and situations that may benefit from our deep credit and structuring expertise • Seek to generate capital appreciation and income via secondary investments at discounts to par in either private or syndicated transactions • $1.8 billion portfolio invested in 133 companies • 50% first lien; 24% second lien; 26% unsecured and other • 10.3% weighted average yield on debt investments    OAKTREE Strategic Income Corporation (Nasdaq: OCSI) A vehicle intended to generate a stable source of current income for investors • Lender to middle-market companies in both the broadly syndicated and private placement markets    • Focus on businesses with proven business models, strong fundamentals and seasoned management teams • Seek to generate stable, current income by investing primarily in first lien, floating-rate performing loans • Minimize the risk of principal loss, with less focus on capital appreciation opportunity (compared to OCSL) • Mitigate interest rate risk by targeting floating-rate investments • $565 million portfolio invested in 68 companies • 83% first lien; 5% second lien; 12% joint venture and other • 7.9% weighted average yield on debt investments 22

OAKTREE OCSL Specialty Lending Corporation Contact: Michael Mosticchio, Investor Relations ocsl-ir@oaktreecapital.com